SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): October 23, 2007



                           PAR TECHNOLOGY CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         1-09720                    16-1434688
   --------                         -------                    ----------
(State or other                (Commission File             (I.R.S. Employer
jurisdiction of                     Number)                  incorporation or
organization)                                             Identification Number)



         PAR Technology Park
         8383 Seneca Turnpike
         New Hartford, NY                                        13413-4991
         -------------------                                     ----------
(Address of principal executive offices)                         (Zip Code)



       Registrant's telephone number, including area code: (315) 738-0600


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if changed since Last Report)

Item 2.02 Results of Operations and Financial Condition.

(a) The information, including Exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
     Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

(b) On October 23, 2007, PAR Technology Corporation issued a press release announcing its results of operation for the quarterly period ending September 30, 2007. A copy of the press release is attached hereto as
     Exhibit 99.1 and is incorporated herein by reference.



99.1 Press Release dated October 23, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PAR TECHNOLOGY CORPORATION
                                            --------------------------
                                                   (Registrant)




Date:  October 23, 2007


                                         /s/Ronald J. Casciano
                                         ---------------------------------------
                                         Ronald J. Casciano
                                         Vice President, Chief Financial Officer
                                         and Treasurer

                                  EXHIBIT INDEX


Exhibit Number                        Description
--------------                        -----------

   99.1                 Press Release dated October 23, 2007.

Exhibit 99.1  Press Release dated October 23, 2007.

RELEASE:   NEW HARTFORD, NY, October 23, 2007
CONTACT: Christopher R. Byrnes (315) 738-0600 ext. 226 cbyrnes@partech.com, www.partech.com

            PAR TECHNOLOGY CORPORATION REPORTS THIRD QUARTER RESULTS

        -----------------------------------------------------------------

             NEW HARTFORD, NY, PAR TECHNOLOGY CORPORATION (NYSE:PTC)

New Hartford, NY- October 23, 2007 PAR Technology Corporation (NYSE: PTC), a provider of integrated hardware, software and service solutions to the restaurant, hotel/resort, hospitality industries and information-technology services to the United States Government, today reported third quarter financial results.

For the third quarter ended September 30, 2007, PAR Technology Corporation reported revenues of $51.6 million compared to $48.5 million in the third quarter 2006, an increase of 6.3%. A net loss was reported of $862,000, down from the $550,000 earned in the third quarter one year ago. The Company reported diluted loss per share of $0.06 for this past quarter, compared to the diluted earnings per share of $0.04 reported for the same period a year earlier.

For the nine months ended September 30, 2007, PAR Technology Corporation reported revenues of $149.3 million, a 3.4% decrease when compared to the $154.5 million reported one year ago. The Company also reported a net loss of $3.2 million in the first nine months of 2007 versus net income of $4.9 million for the first nine months of 2006. Diluted loss per share for the first nine months of 2007 was reported at $0.22, compared to diluted net income per share of $0.33 reported for the same period in 2006.

John W. Sammon, Chairman and CEO of PAR Technology commented, "Generally speaking, the Q3 numbers were within expectations. We continued to make solid strategic progress this quarter in our ongoing internal investment strategy. This strategy requires effort and resources but when completed will result in a stronger company that is more prepared to compete on a global basis in our industry." Sammon went on to say, "While not satisfied with our third quarter results we have returned to growing revenues which highlights the resilience of our franchise in hospitality technology. With a broad array of technology products designed for the hospitality industry, we believe PAR is positioned to capitalize on evolving market demand. Our focus remains on the design and delivery of innovative products, the addition of channel partners, and producing global operational excellence."

Certain Company information in this release or by its spokespersons from time to time may contain forward-looking statements. Any statements in this document that do not describe historical facts are forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including without limitation, delays in new product introduction, risks in technology development and commercialization, risks in product development and market acceptance of and demand for the Company's products, risks of downturns in economic conditions generally, and in the quick service sector of the restaurant market specifically, risks of intellectual property rights associated with competition and competitive pricing pressures, risks associated with foreign sales and high customer concentration, and other risks detailed in the Company's filings with the Securities and Exchange Commission.


ABOUT PAR TECHNOLOGY

PAR Technology Corporation develops, markets and supports hardware and software products that improve the ability of restaurant, hotel/resort and retail business professionals to make timely, fact-based business decisions. The Company is the world's largest supplier of Point-of-Sale systems to the quick service restaurant market with over 45,000 systems installed in over 105 countries. In addition PAR is a leader in providing computer based system design and engineering services to the Department of Defense and Federal Government Agencies. PAR Technology Corporation's stock is traded on the New York Stock Exchange under the symbol PTC. For additional information visit PAR's website at www.partech.com.


                                       ###

                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                      (in thousands, except share amounts)
                                   (unaudited)

                                                      September 30, December 31,
                                                           2007         2006
                                                      ------------  ------------
Assets
Current assets:
     Cash and cash equivalents .......................   $   4,506    $   4,273
     Accounts receivable-net .........................      39,398       46,791
     Inventories-net .................................      38,282       35,948
     Income tax refunds ..............................         983        1,103
     Deferred income taxes ...........................       6,355        5,139
     Other current assets ............................       3,328        2,737
                                                         ---------    ---------
         Total current assets ........................      92,852       95,991
Property, plant and equipment - net ..................       7,215        7,535
Goodwill .............................................      26,767       25,734
Intangible assets - net ..............................      10,163       10,695
Other assets .........................................       3,526        2,841
                                                         ---------    ---------
                                                         $ 140,523    $ 142,796
                                                         =========    =========
Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long-term debt ...............   $     694    $     240
     Borrowings under lines of credit ................       5,421        7,713
     Accounts payable ................................      11,463       12,470
     Accrued salaries and benefits ...................       7,820        8,279
     Accrued expenses ................................       2,791        1,861
     Customer deposits ...............................       4,589        3,656
     Deferred service revenue ........................      12,413       12,254
                                                         ---------    ---------
         Total current liabilities ...................      45,191       46,473
                                                         ---------    ---------
Long-term debt .......................................       7,182        7,708
                                                         ---------    ---------
Deferred income taxes ................................       1,080          653
                                                         ---------    ---------
Other long-term liabilities ..........................       2,878        1,879
                                                         ---------    ---------
Shareholders' Equity:
     Preferred stock, $.02 par value,
       1,000,000 shares authorized ...................        --           --
     Common stock, $.02 par value,
       29,000,000 shares authorized;
       16,031,035 and 15,980,486 shares issued;
        14,378,280 and 14,327,731outstanding .........         321          320
     Capital in excess of par value ..................      39,048       38,602
     Retained earnings ...............................      49,968       53,159
     Accumulated other comprehensive income (loss) ...         364         (489)
     Treasury stock, at cost, 1,652,755 shares .......      (5,509)      (5,509)
                                                         ---------    ---------
        Total shareholders' equity ...................      84,192       86,083
                                                         ---------    ---------
                                                         $ 140,523    $ 142,796
                                                         =========    =========



                   PAR TECHNOLOGY CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                       For the three months      For the nine months
                                                        ended September 30,      ended September 30,
                                                      ----------------------    ----------------------
                                                         2007         2006         2007         2006
                                                      ---------    ---------    ---------    ---------
Net revenues:
     Product ......................................   $  18,066    $  17,975    $  53,092    $  63,705
     Service ......................................      17,006       15,092       48,635       43,723
     Contract .....................................      16,505       15,467       47,558       47,046
                                                      ---------    ---------    ---------    ---------
                                                         51,577       48,534      149,285      154,474
                                                      ---------    ---------    ---------    ---------
Costs of sales:
     Product ......................................      10,681       10,370       31,688       36,242
     Service ......................................      13,238       11,387       37,290       32,937
     Contract .....................................      15,256       14,600       44,462       43,844
                                                      ---------    ---------    ---------    ---------
                                                         39,175       36,357      113,440      113,023
                                                      ---------    ---------    ---------    ---------

     Gross margin .................................      12,402       12,177       35,845       41,451
                                                      ---------    ---------    ---------    ---------
Operating expenses:
     Selling, general and administrative ..........       8,581        8,241       26,476       24,510
     Research and development .....................       4,562        2,613       12,763        8,348
     Amortization of identifiable intangible assets         397          307        1,181          922
                                                      ---------    ---------    ---------    ---------
                                                         13,540       11,161       40,420       33,780
                                                      ---------    ---------    ---------    ---------

Operating income (loss) ...........................      (1,138)       1,016       (4,575)       7,671
Other income, net .................................         350           62          744          437
Interest expense ..................................        (310)        (206)        (769)        (458)
                                                      ---------    ---------    ---------    ---------
Income (loss) before provision for income taxes ...      (1,098)         872       (4,600)       7,650
Benefit (provision) for income taxes ..............         236         (322)       1,409       (2,750)
                                                      ---------    ---------    ---------    ---------
Net income (loss)
                                                      $    (862)   $     550    $  (3,191)   $   4,900
                                                      =========    =========    =========    =========
Earnings (loss) per share
     Basic ........................................   $    (.06)   $     .04    $    (.22)   $     .35
     Diluted ......................................   $    (.06)   $     .04    $    (.22)   $     .33
Weighted average shares outstanding
     Basic ........................................      14,351       14,181       14,340       14,168
                                                      =========    =========    =========    =========
     Diluted ......................................      14,351       14,646       14,340       14,751
                                                      =========    =========    =========    =========